Employee Benefit Plans - Projected future postretirement benefit payments and future receipts from the federal subsidy (Detail) - Other Postretirement Benefits Plan [Member] $ in Millions	Dec. 31, 2018 USD ($)
Future payments of defined benefit plan
2019	$ 2.2
2020	1.9
2021	1.9
2022	1.8
2023	1.6
Next five years	6.2
Defined benefit plan, expected future receipts from federal subsidy
2019	0.1
2020	0.1
2023	0.1
Next five years	$ 0.1